UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 14, 2022

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-38964	93-1151989
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2765 N.W. Nicolai Street Portland, Oregon		97210-1818
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – no par value	SMIT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure To Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 14, 2022, Schmitt Industries, Inc. (“we”, “us,” “our” or the “Company”) received written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we did not file our Annual Report on Form 10-K for the fiscal year ended May 31, 2022 (the “Form 10-K”) by September 13, 2022, as required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5250(c)(1). On October 14, 2022, we received written notice from Nasdaq notifying us that, based on the October 13, 2022 filing of Form 10-K, we were in compliance with Nasdaq Listing Rule 5250(c)(1).

On October 14, 2022 we received a deficiency letter, from the Staff of the Nasdaq notifying the Company that the Company’s stockholders’ equity as reported in our Annual Report on Form 10-K for the period ended May 31, 2022 (“2022 10-K”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for the Nasdaq Capital Market, which requires that a listed company’s stockholders’ equity be at least $2.5 million. In its 2022 10-K, the Company reported stockholders’ equity of $605,205, and, as a result, does not currently satisfy Nasdaq Marketplace Rule 5550(b)(1).

In accordance with Nasdaq rules, the Company has 45 calendar days from the date of the notification to submit a plan to regain compliance with Nasdaq Listing Rule 5550(b)(1). The Company intends to submit a compliance plan within 45 days of the date of the notification and will evaluate available options to resolve the deficiency and regain compliance. If the Company’s compliance plan is accepted, the Company may be granted up to 180 calendar days from October 14, 2022 to evidence compliance.

On October 14, 2022, the Company informed Nasdaq that due to the resignation of Ms. Lillian Tung on September 30, 2022 from the Company’s Board of Directors (the “Board”), including the Audit Committee of the Board, the Company was no longer in compliance with Nasdaq’s audit committee requirements as set forth in Nasdaq Listing Rule 5605. On October 14, 2022, Nasdaq issued a letter to the Company confirming the Company’s noncompliance with Listing Rule 5605 and announcing that, consistent with Listing Rules 5605(b)(1)(A) and 5605(c)(4), it would provide the Company a cure period in order to regain compliance as follows:

The Company will have:

•	until the earlier of the Company’s next annual shareholders’ meeting or September 30, 2023; or

•	if the next annual shareholders’ meeting is held before March 29, 2023, then the Company must evidence compliance no later than March 29, 2023.

The Board plans to conduct a search process and intends to appoint an independent director to the Board prior to the end of the cure period.

On October 19, 2022, we received written notice from the Staff of the Nasdaq notifying us that we did not file our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2022 (the “Form 10-Q”) by October 17, 2022, as required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5250(c)(1). Under Nasdaq rules, we now have 60 calendar days, or until December 19, 2022, to submit to Nasdaq a plan to regain compliance with the Nasdaq rules. If Nasdaq accepts the plan, we will have until April 17, 2023 to regain compliance. We are working towards finalizing the Form 10-Q and intend to file the Form 10-Q in November to regain compliance.

There can be no assurance that the Company will be able to regain compliance with Nasdaq Listing Rule 5550(b)(1), Nasdaq Listing Rule 5605, Nasdaq Listing Rule 5250(c)(1) or maintain compliance with any other listing requirements. The notifications have no immediate effect on the listing or trading of the Company’s common stock, which will continue to be listed and traded on the Nasdaq Capital Market under the symbol “SMIT”, subject to the Company’s compliance with the other Nasdaq listing requirements.

Item 7.01. Regulation FD Disclosure.

A press release, dated October 20, 2022, disclosing the Company’s receipt of the Nasdaq notification letter and an update on the Company, is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of Schmitt Industries, Inc. under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Special Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the federal securities laws, that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements in this Form 8-K. In addition, please refer to the risk factors contained in our periodic filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended May 31, 2022 and, available at www.sec.gov, under the caption Risk Factors and elsewhere. We do not undertake any obligation to update any forward-looking statements to reflect new information or events or circumstances occurring after the date of this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release of Schmitt Industries, Inc., issued on October 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

October 20, 2022	By:	/s/ Philip Bosco
Name: Philip Bosco
Title: Chief Financial Officer and Treasurer